Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Eduardo Avila, Chief Financial Officer of Tortuga Mexican Imports, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of Tortuga Mexican Imports, Inc. for the fiscal period ended November 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tortuga Mexican Imports, Inc.

Dated: January 18, 2008

/s/ Eduardo Avila
Eduardo Avila Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)